As filed with the Securities and Exchange Commission on May 1, 1996

        Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [X]    Preliminary Proxy Statement
     [ ]    Confidential, for Use of the Commission Only (as permitted by
            Rule 14a-6(e)(2))
     [ ]    Definitive Proxy Statement
     [ ]    Definitive Additional Materials
     [ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       WestMed Venture Partners, L.P.
              (Name of Registrant as Specified In Its Charter)

                            Daniel A. Etna, Esq.
                Gordon Altman Butowsky Weitzen Shalov & Wein
                            114 West 47th Street
                          New York, New York 10036
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
          6(i)(2) or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                     WestMed Venture Partners, L.P.


                                                               May __, 1996


Dear Limited Partner:

     We are pleased to send you the accompanying proxy statement relating to a Special Meeting of Limited Partners of WestMed Venture Partners, L.P. (the "Partnership") to be held on June __, 1996. The two matters to be considered at the Special Meeting are described below and in greater detail in the proxy statement.

     The more significant matter, in the Partnership's view, is the proposal to allow WestMed Venture Management, L.P. (the "Managing General Partner"), the managing general partner of the Partnership and an affiliate of Oppenheimer & Co., Inc. ("Opco"), to retain the services of a sub-manager to assist the Managing General Partner in the performance of its duties to the Partnership. When the Managing General Partner first took over the management of the Partnership in June 1990, it maintained a full-time staff of three portfolio managers, one investment analyst and utilized Opco's research and administrative personnel. Since then, the Partnership has progressed from an active investment phase to a time when relatively limited funds remain available for venture capital investments. As the Partnership has evolved, the demands placed upon the Managing General Partner have changed as well. In response, the Managing General Partner, over time, has been able to reduce the management resources dedicated to the Partnership. Presently, the Managing General Partner maintains a full-time staff of two portfolio managers, namely Philippe L. Sommer and Howard
S. Wachtler.

     The Partnership anticipates that it will soon enter the distribution phase when mature venture capital investments will be liquidated and the net proceeds distributed to the partners. In response, the Managing General Partner has recently determined that the efficient performance of its management responsibilities to the Partnership no longer requires the continued employment of Mr. Sommer and Mr. Wachtler on a full-time basis. Under the sub-manager proposal, Mr. Sommer and Mr. Wachtler would end their employment with the Managing General Partner on June 30, 1996. The Managing General Partner would thereafter fulfill its management responsibilities by (i) utilizing the services of Alsacia Venture Management Inc., a corporation controlled by

Mr. Sommer, pursuant to a sub-management agreement to provide services to the Managing General Partner regarding the Partnership's venture capital investments; (ii) utilizing the services, on a part-time basis, of personnel employed by Opco or its affiliates; and (iii) retaining Mr. Wachtler as a consultant on an as-needed basis.

     The General Partners have unanimously approved the sub-manager proposal as being in the best interest of the Partnership and the Limited Partners. The General Partners believe that the sub-manager proposal will provide continuity in management with no increase in any rate of fees charged to the Partnership for management, investment advisory and administrative services.

     The second matter to be considered at the Special Meeting is a proposed amendment to the Partnership Agreement to reduce the minimum number of Individual General Partners from three to two. The General Partners are proposing this amendment as a result of Alan F. Taylor's intention to resign as an Individual General Partner effective upon conclusion of the Special Meeting. Dr. Taylor's intention to resign is a result of his decision to completely retire from business activities for health-related reasons. Given the Partnership's long operational history and the high degree of portfolio investments, the General Partners decided not to seek a replacement to fill the vacancy to be created by Dr. Taylor's resignation. The General Partners have unanimously approved the proposed amendment to the Partnership Agreement as being in the best interest of the Partnership and the Limited Partners.

     It is important to the Partnership that you consider these proposals, read the proxy statement and return the proxy card.

     Thank you for your continued interest.


                         WestMed Venture Partners, L.P.

                        PRELIMINARY PROXY STATEMENT
                             AS FILED WITH THE
                     SECURITIES AND EXCHANGE COMMISSION

                       WestMed Venture Partners, L.P.

                                ____________

               NOTICE OF SPECIAL MEETING OF LIMITED PARTNERS
                               JUNE __, 1996
                                ____________

To the Limited Partners of
  WestMed Venture Partners, L.P.

          Notice is hereby given that a Special Meeting of Limited Partners (the "Meeting") of WestMed Venture Partners, L.P. (the "Partnership") will be held at the offices of Oppenheimer & Co., Inc., on the ____ floor of Oppenheimer Tower, World Financial Center, New York, New York on _______, June __, 1996 at 10:00 A.M. for the following purposes:

          (1) To approve or disapprove a proposal whereby WestMed Venture Management, L.P. (the "Managing General Partner") would retain Alsacia Venture Management Inc., as a sub-manager, to provide services to the Managing General Partner regarding the Partnership's venture capital investments;

          (2) To approve or disapprove a proposal whereby paragraph 3.1.2 of the Partnership Agreement would be amended to reduce the minimum number of Individual General Partners from three to two; and

          (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

          The attached Proxy Statement describes each of the above proposals in detail. The General Partners unanimously recommend that Limited Partners vote to approve the foregoing proposals.

          The General Partners of the Partnership have fixed the close of business on ________, 1996 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting or any adjournment thereof.

          A complete list of the Limited Partners entitled to vote at the Meeting will be available and open to the examination of any Limited Partner for any purpose germane to the Meeting during ordinary business hours from and after ________, 1996, at the office of the Partnership located on the __ floor of Oppenheimer Tower, World Financial Center, New York, New York.

          You are cordially invited to attend the Meeting. Limited Partners who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited by the General Partners on behalf of the Partnership.

               By Order of the General Partners


                                        Thomas E. White
                                        A General Partner
New York, New York
Dated:  May __, 1996























                                 IMPORTANT

THE GENERAL PARTNERS URGE YOU TO MARK, SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                        PRELIMINARY PROXY STATEMENT
                             AS FILED WITH THE
                     SECURITIES AND EXCHANGE COMMISSION


                              PROXY STATEMENT

                       WestMed Venture Partners, L.P.
                             Oppenheimer Tower
                           World Financial Center
                          New York, New York 10281
                                ____________

                    Special Meeting of Limited Partners
                               June __, 1996
                                ___________

          This Proxy Statement is furnished to the limited partners (the "Limited Partners") of WestMed Venture Partners, L.P., a Delaware limited partnership (the "Partnership"), in connection with the solicitation of proxies by the general partners (the "General Partners") of the Partnership to be voted at the Special Meeting of Limited Partners (the "Meeting"), to be held at the offices of Oppenheimer & Co., Inc. ("Opco") on the ____ floor of the Oppenheimer Tower, World Financial Center, New York, New York on June __, 1996 at 10:00 A.M., and at any adjournments thereof. The approximate mailing date of this Proxy Statement is May __, 1996.

          All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the approval of the (i) proposal wherby the Managing General Partner would retain the services of a sub-manager, and (ii) proposal whereby the Partnership Agreement would be amended to reduce the minimum number of Individual General Partners. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice revoking the proxy to the Partnership at its principal office, by executing a later dated proxy or by attending and voting at the Meeting.

          The General Partners have fixed the close of business on ________, 1996 as the record date for the determination of Limited Partners entitled to notice of and to vote at the Meeting and at any adjournment thereof. Limited Partners on the record date will be entitled to one vote for each interest held in the Partnership represented by a $500 capital contribution to the Partnership (a "Unit"). As of May __, 1996, the Partnership had outstanding

66,929 Units. To the knowledge of management of the Partnership, no person owned beneficially more than five percent (5%) of the outstanding Units at such date.

          The General Partners know of no business other than that mentioned in Proposals 1 and 2 of the Notice of Meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment. In the event that the applicable quorum (the presence in person or by proxy of the holders of a majority of the Units outstanding and entitled to vote) for the Meeting or to act on any matter has not been obtained, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Units present in person or by proxy at the Meeting (or any adjournment thereof). The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 1 and will vote against any such adjournment those proxies required to be voted against Proposal 1.

          Proposal 1 relating to the Managing General Partner's retention of a sub-manager requires the affirmative vote of the holders of sixty-seven percent (67%) or more of the outstanding Units present at the Meeting if the holders of more than fifty percent (50%) of such Units are present in person or by proxy; or more than fifty percent (50%) of the outstanding Units, whichever is less (a "1940 Act Majority") in order to become effective. Proposal 2 relating to the proposed amendment to the Partnership Agreement reducing the minimum number of Individual General Partners requires the affirmative vote of the holders of a majority of the Units present in person or by proxy at the Meeting in order to become effective. Abstentions and broker "non-votes" will be counted as present for the purpose of determining a quorum and will have the same effect as a vote against a proposal.


                                INTRODUCTION

Background

          The Partnership, which has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"), is currently managed by four General Partners, consisting of three Individual General Partners and one Managing General Partner. The three Individual General Partners are Robert A. Elliott, Alan F. Taylor, M.B., Ch. B.,

D.C.H. and Thomas E. White. The Managing General Partner is WestMed Venture Management, L.P., a Delaware limited partnership. The general partner of the Managing General Partner is Medical Venture Holdings, Inc. ("MVH"), a Delaware corporation affiliated with Opco. The limited partners of the Managing General Partner are Oppenheimer Holdings, Inc., a Delaware corporation and the parent of Opco, MVP Holdings, Inc., a Delaware corporation unaffiliated with Opco, and BSW, Inc., a Delaware corporation in which each of Philippe L. Sommer and Howard S. Wachtler own one-third of the outstanding equity. Messrs. Sommer and Wachtler, in their capacity as officers of MVH, are principally responsible for managing the venture capital investments of the Partnership.

          As at December 31, 1995, the Partnership had: (i) made venture capital investments aggregating approximately $28.4 million, or approximately 95% of the original net proceeds of approximately $30 million; (ii) approximately $2.3 million available for new and follow-on investments; and (iii) net assets of approximately $15.8 million. The Partnership will terminate on December 31, 1997, subject to the right of the General Partners to extend the term for up to two additional two-year periods if they determine that such extensions are in the best interest of the Partnership.

The Individual General Partners

          The Individual General Partners have full authority over the management of the Partnership and provide overall guidance and supervision with respect to the operations of the Partnership and perform the various duties imposed on the general partners of business development companies by the 1940 Act. In addition to general fiduciary duties, the Individual General Partners, among other things, supervise the management arrangements of the Partnership, the custody arrangement with respect to portfolio securities, the selection of accountants, fidelity bonding and the activities of the Managing General Partner. As required by the 1940 Act, a majority of the General Partners must be individuals who are not "interested persons" of the Partnership as defined in the 1940 Act. In 1987, the Securities and Exchange Commission (the "Commission") issued an order declaring that each of the Individual General Partners is not an "interested person" of the Partnership as defined in the 1940 Act solely by reason of his being a general partner of the Partnership.

The Managing General Partner

          The Managing General Partner, subject to the supervision of the Individual General Partners, has exclusive power and authority to manage and control the Partnership's venture capital investments. Subject to the supervision of the Individual General Partners, the Managing General Partner is authorized to make all decisions regarding the Partnership's venture capital investment portfolio, including, among other things, authority to find, evaluate, structure, monitor and liquidate such investments and to provide, or arrange for the provision of, managerial assistance to the portfolio companies in which the Partnership invests.

Meeting Agenda Summary

          The principal item of business to be considered at the Meeting is the proposal (the "Sub-Manager Proposal") whereby the Managing General Partner would retain a sub-manager to provide services to the Managing General Partner regarding the Partnership's venture capital investments.
As discussed below under "Proposal 1 -- Background", the Partnership anticipates that it will soon enter the distribution phase when mature venture capital investments will be liquidated and the net proceeds distributed to the partners. In response thereto, the Managing General Partner has recently determined that the efficient performance of its management responsibilities owing to the Partnership no longer requires the continued full-time employment of the two individuals (i.e., Messrs. Sommer
                                                       - -
and Wachtler) principally responsible for managing the venture capital investments of the Partnership. Under the Sub-Manager Proposal, Messrs. Sommer and Wachtler would end their employment with MVH, the general partner of the Managing General Partner, on June 30, 1996. The Managing General Partner would thereafter fulfill its aforesaid management responsibilities by (i) utilizing the services of Alsacia Venture Management Inc. ("Alsacia"), a corporation controlled by Mr. Sommer, pursuant to a sub-management agreement to provide services to the Managing General Partner regarding the Partnership's venture capital investments;
(ii) utilizing the services, on a part-time basis, of personnel employed by Opco or its affiliates; and (iii) retaining Mr. Wachtler as a consultant on an as-needed basis.

          As discussed below under "Proposal 1 -- Basis for Recommendation by the Individual General Partners", the Individual General Partners, following their review of a number of alternatives to the existing management arrangements of the Partnership, unanimously recommend that Alsacia be retained as a sub-manager and Mr. Wachtler as a consultant. The Individual General Partners believe that the management arrangements contemplated by the Sub-Manager Proposal will provide the Partnership with continuity in management with no increase in any rate of fees charged to the Partnership for management, investment advisory and administrative services.

          The other item of business to be considered at the Meeting is the proposal to amend the Partnership Agreement to reduce the minimum number of Individual General Partners. As discussed below under "Proposal 2", the amendment is being proposed as a result of Dr. Taylor's intention to resign from his position as an Individual General Partner for health-related reasons effective upon the conclusion of the Meeting.


                                 PROPOSAL 1

Background

          The Partnership was originally sponsored by Integrated Resources, Inc. On June 27, 1990, the Managing General Partner acquired its managing general partner interest in the Partnership from an affiliate of Integrated Resources, Inc. Concurrently therewith, an Opco affiliated limited partnership, of which MVH is the general partner, acquired the managing general partner interest in WestMed Venture Partners 2, L.P. ("WVP 2"), a business development company also sponsored by Integrated Resources, Inc. Messrs. Sommer and Wachtler, and one other individual were principally responsible for managing the venture capital investments of each of the Partnership and WVP 2 prior to June 27, 1990.

          In June 1990, when the Managing General Partner first began to manage the Partnership, the Managing General Partner maintained a full-time staff of three portfolio managers, one investment analyst and utilized Opco's research and administrative personnel. Since then, the Partnership has progressed from an active investment phase to a time when relatively limited funds remain available for venture capital investments. See "Introduction -- Background." As the Partnership has evolved, the demands placed upon the Managing General Partner by the Partnership have changed as well. In response thereto, the Managing General Partner, over time, has been able to reduce the management resources dedicated to the Partnership. Presently, the Managing General Partner maintains a full-time staff of two portfolio managers, namely Messrs. Sommer and Wachtler.

          The Partnership anticipates that it will soon enter the distribution phase when mature venture capital investments will be liquidated and the net proceeds distributed to the partners. In response thereto, the Managing General Partner, has recently determined that the efficient performance of its management responsibilities owing to the Partnership no longer requires the continued employment of Messrs. Sommer and Wachtler on a full-time basis.

The Sub-Manager Proposal

          During 1995 and the first half of 1996, the Individual General Partners, certain members of Opco's senior management, and Messrs. Sommer and Wachtler held a series of meetings at which consideration was given to alternative management arrangements for the Partnership. A number of alternative arrangements were considered, including the possibility of merging the Partnership with another venture capital fund.

          Based upon these discussions, the Sub-Manager Proposal was developed. Under the Sub-Manager Proposal, Messrs. Sommer and Wachtler would end their employment with MVH on June 30, 1996. In connection therewith, the Partnership and the Managing General Partner would enter into a revised management agreement pursuant to which the Managing General Partner would continue to provide, or arrange for the provision of, management, administrative and investment advisory services to the Partnership. The Managing General Partner and Alsacia would then enter into a sub-management agreement pursuant to which Alsacia would provide certain management services to the Managing General Partner with respect to the Partnership's venture capital investments. In connection with its entry into the sub-management agreement with Alsacia, the Managing General Partner would restaff its existing venture capital investment committee (the "Investment Committee") with two officers of MVH. Information concerning the individual members of the Investment Committee in its restaffed format is set forth below under "Information Concerning the Managing General Partner."

          Subject to the supervision and control of the Managing General Partner and oversight of the Individual General Partners, Alsacia would make recommendations regarding the Partnership's venture capital investments and, among other things, assist the Managing General Partner in finding, evaluating, structuring, monitoring and liquidating such investments. Alsacia would also provide managerial assistance to the Partnership's portfolio companies as requested by the Managing General Partner. All recommendations made by Alsacia, including, without limitation, those relating to portfolio company acquisitions and dispositions, would be subject to prior approval by the Investment Committee. The Managing General Partner would continue to have the sole authority to make decisions concerning the Partnership's venture capital investments. In consideration of the services to be provided by Alsacia, the Managing General Partner would pay Alsacia a portion of the (i) compensation which the Managing General Partner receives under the revised management agreement and (ii) Venture Capital Fee (as hereinafter defined) which the Managing General Partner receives under the Partnership Agreement.

          Pursuant to the Sub-Manager Proposal, the Managing General Partner would also retain Mr. Wachtler to provide consulting services on an as-needed basis with respect to certain portfolio companies of the Partnership. In consideration for the services to be provided, Mr. Wachtler would be paid a consulting fee on a per diem basis at the rate typically paid to outside consultants for services relating to the Partnership's portfolio companies (i.e., $1,500). The proposed consulting
                                   - -
arrangement with Mr. Wachtler will not require the approval of the Limited Partners.

          The Individual General Partners requested and received from Opco all materials and information they deemed relevant to make an informed determination regarding the Sub-Manager Proposal. Such materials and information related to, among other things, the alternatives to the management arrangements contemplated by the Sub-Manager Proposal and the nature, quality and extent of services to be provided to the Partnership by the Managing General Partner and Alsacia. Upon the conclusion of their deliberations, the Individual General Partners unanimously approved the Sub-Manager Proposal. The precise terms of the arrangements with Alsacia approved by the Individual General Partners are described below under "Description of the Proposed Arrangements with the Managing General Partner and Alsacia" and "Terms of Proposed Contracts with the Managing General Partner and Alsacia."

Basis for Recommendation by the Individual General Partners

          In approving the Sub-Manager Proposal, the Individual General Partners gave primary consideration to two factors which led them to believe that the management arrangements contemplated by the Sub-Manager Proposal are in the best interest of the Limited Partners and the Partnership. Set forth below is a discussion of such factors.

          Continuity of Management Arrangements. The Individual General Partners considered the fact that the management arrangements contemplated by the Sub-Manager Proposal would help ensure that one of the principal members of the Managing General Partner's present team of venture capitalists will continue to provide management services with respect to the Partnership's venture capital investments. The Individual General Partners also considered the fact that there would be general continuity of management in other respects under the Sub-Manager Proposal. In this regard, the Individual General Partners would continue to have full authority over the management of the Partnership and would perform the various duties imposed on the general partners of business development companies by the 1940 Act. The Managing General Partner, subject to the supervision of the Individual General Partners, would continue to act as the managing general partner of the Partnership and thereby have the sole authority to make decisions concerning the Partnership's venture capital investments. The Managing General Partner would also continue to have sole authority for the management of the short-term investments of the Partnership and would continue to provide, or arrange for the provision of, certain administrative services to the Partnership. The Individual General Partners also viewed as significant the fact that the Partnership would continue to have access to the resources and capabilities of Opco and its affiliates under the Sub-Manager Proposal.

          Expenses Payable by the Partnership. In evaluating the Sub-Manager Proposal, the Individual General Partners also considered the fact that there would be no change in the rate of fees charged to the Partnership for management, investment advisory and administrative services, including the terms of the allocation of profits to the Managing General Partner.

Description of the Proposed Arrangements with the Managing General Partner and Alsacia

          At their meeting on April 3, 1996, the Individual General Partners approved a revised management agreement (the "Revised Management Agreement") for the Partnership with the Managing General Partner, pursuant to which the Managing General Partner would continue to provide, or arrange for the provision of, management, administrative and investment advisory services to the Partnership. The Revised Management Agreement, subject to Limited Partner approval, would replace the existing management agreement (the "Current Management Agreement") between the Partnership and the Managing General Partner. The Current Management Agreement became effective on June 27, 1990 and was most recently renewed by action of the General Partners until June 27, 1996. The Revised Management Agreement recognizes that the Managing General Partner will enter into a separate sub-management agreement (the "Sub-Management Agreement") with Alsacia pursuant to which Alsacia will provide certain management services to the Managing General Partner with respect to the Partnership's venture capital investments.

          If the Revised Management Agreement and Sub-Management Agreement are approved by the Limited Partners at the Meeting, they will become effective on the date of approval by the Limited Partners and will remain in effect for the following two years. A form of the Revised Management Agreement, with a form of the Sub-Management Agreement attached as Annex I thereto, is attached to this Proxy Statement as Exhibit A. All
                                                           ---------
descriptions of the Revised Management Agreement and Sub-Management Agreement contained herein are qualified in their entirety by reference to the aforesaid attached forms thereof. If the Revised Management Agreement and Sub-Management Agreement are not approved by the Limited Partners, the Current Management Agreement will continue in effect and the Individual General Partners will consider other alternatives, including the continuance of the existing management arrangements or, subject to Limited Partner approval, the dissolution of the Partnership.

          Information Concerning the Managing General Partner. The Managing General Partner is a Delaware limited partnership organized in January 1990. The Managing General Partner maintains its principal office at Oppenheimer Tower, World Financial Center, New York, New York 10281. The Managing General Partner was formed for the principal purpose of providing certain management, administrative and investment advisory services to the Partnership under the Current Management Agreement. The Managing General Partner has served as the managing general partner of the Partnership since June 27, 1990 and has engaged in no other activities. The Managing General Partner is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

          The general partner of the Managing General Partner is MVH. The limited partners of the Managing General Partner are Oppenheimer Holdings, Inc., MVP Holdings, Inc. and BSW, Inc. MVP Holdings, Inc. and BSW, Inc. were the general partners of the managing general partner of each of the Partnership and WVP 2 from the dates of their respective organization until June 27, 1990.

          The following table sets forth information as of May __, 1996 concerning the directors and officers of MVH that are principally involved with the operations of the Partnership. As discussed above, it is expected that Messrs. Sommer and Wachtler will end their employment with MVH on June 30, 1996. The address of each such person is Oppenheimer Tower, World Financial Center, New York, New York 10281


- -----------------------------------------------------------------------------------------------------------------------------------
                                                                             Officer or
                                                                              Director     Principal Occupation During Past
                  Name          Age                  Title                      Since      Five Years or More
                  ----          ---                  -----                   ----------    ----------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
  Stephen M. McGrath, Sr.*      60     Vice President and Director         June 1990       Mr.  McGrath  has  been  Executive  Vice
                                                                                           President  of Opco  and director  of its
                                                                                           Investment  Banking  Group   since  July
                                                                                           1985.   He also  served as  President of
                                                                                           Oppenheimer Strategic  Investments, Inc.
                                                                                           between  May 1983 and  April 1985.   Mr.
                                                                                           McGrath was  Senior  Vice  President  of
                                                                                           Planning  and  Development  at   Warner-
                                                                                           Lambert  until  1985  and   has  been  a
                                                                                           director   of  Alliance   Pharmaceutical
                                                                                           Corp.  since June 1989.   He also serves
                                                                                           as  an executive officer and director of
                                                                                           certain current and/or former affiliates
                                                                                           of Opco.
- -----------------------------------------------------------------------------------------------------------------------------------
  Philippe L. Sommer            44     Executive Vice President and        June 1990       Mr.  Sommer is  a  Managing Director  of
                                       Managing Director                                   BSW, Inc., and a member of  the Board of
                                                                                           Directors of BSW, Inc. and two portfolio
                                                                                           companies   of  WVP 2.     He  has  been
                                                                                           involved    in   health-care    industry
                                                                                           management for  the past  17 years.   He
                                                                                           was a Managing Director of MVP Holdings,
                                                                                           Inc. from April 1987 to June 1990.  From
                                                                                           January 1982 to September 1986, he was a
                                                                                           Director  of  Business  Development  for
                                                                                           Pfizer  Hospital Products  Group ("HPG")
                                                                                           and   as   such   was  responsible   for
                                                                                           directing HPG's  merger and  acquisition
                                                                                           activities   for   medium   to    larger
                                                                                           acquisitions,  and   for  the  financial
                                                                                           evaluation and valuation of all of HPG's
                                                                                           acquisition,   venture   and   licensing
                                                                                           projects.
- -----------------------------------------------------------------------------------------------------------------------------------
  Howard S. Wachtler            47     Executive Vice President and        June 1990       Mr. Wachtler is  a Managing Director  of
                                       Managing Director                                   BSW, Inc., and a  member of the Board of
                                                                                           Directors   of  BSW,   Inc.   and  three
                                                                                           portfolio companies of  the Partnership.
                                                                                           He  has  been  involved  in  health-care
                                                                                           industry  management  for  the  past  23
                                                                                           years.  From April 1988 to June 1990, he
                                                                                           was a  general  partner of  WVP 2 and  a
                                                                                           Managing Director of MVP  Holdings, Inc.
                                                                                           from April  1987  to June  1990.    From
                                                                                           November 1982 to October 1986, he  was a
                                                                                           Director   of   Business   Planning  and
                                                                                           Development  for HPG  and  as  such  was
                                                                                           responsible    for     all    activities
                                                                                           associated with  HPG's small acquisition
                                                                                           program,   licensing   and    technology
                                                                                           program,  and   venture  program.     In
                                                                                           addition, Mr. Wachtler directed business
                                                                                           and strategic planning projects  for HPG
                                                                                           worldwide.
- -----------------------------------------------------------------------------------------------------------------------------------


- ------------------------------------------------------------------------------------------------------------------------------------
                                                                             Officer or
                                                                              Director     Principal Occupation During Past
                  Name          Age                  Title                      Since      Five Years or More
                  ----          ---                  -----                   ----------    ----------------------------------------
- ------------------------------------------------------------------------------------------------------------------------------------
  Gerald A. Rothstein*          54               Vice President         April 1996         Mr.   Rothstein  has  been   a  Managing
                                                                                           Director of  Opco  since 1983.    He  is
                                                                                           primarily  responsible for  the creation
                                                                                           of    Opco's    international   research
                                                                                           department and focuses upon the emerging
                                                                                           markets of Latin America and India.  Mr.
                                                                                           Rothstein    has   served    on   Opco's
                                                                                           Management Committee  since 1983 and  is
                                                                                           also a  member of Opco's  Commitment and
                                                                                           Due Diligence Committees.
- ------------------------------------------------------------------------------------------------------------------------------------
*     Member of the Investment Committee.

          MVH is also the general partner of the managing general partner of WVP 2. WVP 2 is a Delaware limited partnership which has elected to be treated as a business development company under the 1940 Act. As at December 31, 1995, WVP 2 had: (i) made venture capital investments aggregating approximately $14.2 million, or approximately 82% of the original net proceeds of $17.3 million; (ii) approximately $6.2 million available for new and follow-on investments; and (iii) net assets of approximately $12.2 million. The compensation arrangements between WVP 2 and its managing general partner are identical in all material respects to those between the Partnership and the Managing General Partner.

          MVH is a wholly-owned subsidiary of Oppenheimer Holdings, Inc., the parent of Opco. Opco, a member of the New York Stock Exchange, Inc., the National Association of Securities Dealers, Inc. and all principal United States securities exchanges, is a diversified investment banking and securities firm, providing a broad range of services to individual, corporate and institutional clients. Opco is registered as a broker-dealer and investment adviser with the Commission, and also is registered as a broker-dealer in all of the states of the United States and with the Securities Association in the United Kingdom. Opco operates in the capacity of broker and dealer for its customers, as well as trader for its own account.

          The services provided by Opco and its subsidiaries, and the activities in which they are engaged, include investment banking, securities brokerage, securities research, customer financing, securities trading and arbitrage, corporate finance, real estate financing and investment advisory services. Opco's investment banking activities include an active engagement in the healthcare area. Opco provides public equity and debt financing to clients in the biotechnology, instrumentation, and pharmaceutical products and services sectors in the healthcare field. Opco also provides private financing, and merger, acquisition and divestiture assistance to healthcare companies. Opco's Healthcare Investment Banking Group is supported by Opco's securities research team which reports on public companies in the human healthcare sector.

          Compensation Payable to the Managing General Partner. The compensation payable to the Managing General Partner in connection with the operations of the Partnership is comprised of the following amounts:

          Management Fee. The Managing General Partner is entitled to a quarterly management fee computed at the annual rate of two percent (2%) of the lesser of (i) the capital originally contributed to the Partnership by the partners (net of selling commissions and organizational expenses paid by the Partnership), reduced by capital distributed to partners, or (ii) the Partnership's net asset value. Further information concerning this fee is set forth below under "Terms of Proposed Contracts with the Managing General Partner and Alsacia -- Management Fee."

          Venture Capital Fee. The Managing General Partner is entitled to a one-time fee (the "Venture Capital Fee") equal to five percent (5%) of the gross proceeds from the sale of Units. A pro rata portion of this fee becomes payable at the time of each venture capital investment based upon the percentage of the original net proceeds, available for investment, represented by such venture capital investment. For the fiscal years ended December 31, 1995, 1994 and 1993, the venture capital fee incurred by the Partnership aggregated $17,000, $40,000 and $10,000, respectively.

          Annual Allocations. The profits and losses of the Partnership are determined and allocated as of the end of, and within 75 days after the end of, each fiscal year of the Partnership as follows:

          The Partnership's net income and net realized gains from all sources, including net income and gain, through the end of its most recent fiscal year is allocated first to the Limited Partners (and to the Managing General Partner to the extent of its capital contribution) until the partners have been allocated an amount, which when added to amounts previously allocated to them from all sources, equals a return of six percent (6%) per annum, simple interest, on their total capital contributions reduced by previous distributions made to the partners by the Partnership (the "Priority Return").

          Net income and net realized gains derived from venture capital investments and not allocated as part of the Priority Return is allocated to the Managing General Partner until together with all such income and gains previously allocated to the Managing General Partner (reduced by net realized losses of the Partnership from its venture capital investments allocated to the Managing General Partner, as described in the following paragraph) the Managing General Partner has been allocated on a cumulative basis since inception of the Partnership twenty percent (20%) of the Priority Return Excess (as defined below) as of the end of the Partnership's most recent fiscal year (the "Venture Capital Allocation"). The balance of such income and gain is allocated between the Limited Partners and the Managing General Partner pro rata based upon their respective capital contributions. The "Priority Return Excess" is equal at any one time to the excess of (i) the net income and net gains derived from venture capital investments realized by the Partnership on a cumulative basis since its inception through the last day of the period for which the calculation is made (reduced by net realized losses of the Partnership from its venture capital investments) over (ii) an amount equal to the Priority Return as of such date less the cumulative net income and gains of the Partnership through such date from non-venture capital investments.

          Net realized losses of the Partnership from its venture capital investments are allocated first to the Managing General Partner until the cumulative amount allocated to the Managing General Partner pursuant to the Venture Capital Allocation over the life of the Partnership has been reduced to an amount equal to twenty percent (20%) of the Priority Return Excess. Thereafter, such losses are allocated between the Limited Partners and the Managing General Partner pro rata in accordance with their respective capital contributions.

          Net income and net realized gains or net realized losses for the year from non-venture capital investments are allocated between the Limited Partners and the Managing General Partner pro rata in accordance with their respective capital contributions.

          For the fiscal year ended December 31, 1995, the Managing General Partner was allocated $13,000 of the Partnership's net increase in net assets from operations. For the fiscal years ended December 31, 1994 and 1993, the Managing General Partner was allocated $39,000 and $10,000, respectively, of the Partnership's net decrease in net assets from operations.

          Distributions. Other than distributions of cash (to the extent available) to enable the Managing General Partner to discharge its estimated federal income tax liabilities, no distributions may be made to the Managing General Partner until the partners have received cash distributions equal to their respective Priority Returns. After distributions to the partners equal such amount, the Managing General Partner may be paid amounts allocated to it pursuant to the Venture Capital Allocation in any particular year. Such payment, however, may only be made to the extent that the cumulative amounts allocated to the Managing General Partner through the end of the Partnership's most recent fiscal year pursuant to the Venture Capital Allocation (reduced by previous payments) are in excess of twenty percent (20%) of the net unrealized losses (i.e.,
                                                                    - -
the excess of any unrealized losses over unrealized gain from all sources) of the Partnership of the most recent fiscal year.

          The Partnership did not make any cash distributions to the Managing General Partner during the fiscal years ended December 31, 1995, 1994 and 1993.

          Information Concerning Alsacia. Alsacia, a Delaware corporation, is wholly-owned by Mr. Sommer. Alsacia maintains its principal office at 1165 Park Avenue, Suite 15-C, New York, New York 10128. Alsacia has filed an application with the Commission to register as an investment adviser under the Investment Advisers Act of 1940, as amended, and such registration is a condition to its acting as the sub-manager for the Partnership.

          It is expected that, in addition to acting as the sub-manager for the Partnership, Alsacia will also act as the sub-manager for WVP 2. Under the proposed arrangement, the managing general partner of WVP 2 would pay Alsacia a portion of the (i) compensation which WVP 2's managing general partner receives under its management agreement with WVP 2 and (ii) venture capital fee which WVP 2's managing general partner receives under WVP 2's partnership agreement, as amended. The proposed change in the management arrangements of WVP 2 is subject to the approval of the limited partners of WVP 2.

          Mr. Sommer is the sole director, officer and stockholder of Alsacia. Mr. Sommer's address is 1165 Park Avenue, Suite 15-C, New York, New York 10128. Information concerning Mr. Sommer is set forth above under "Information Concerning the Managing General Partner."

Terms of Proposed Contracts with the Managing General Partner and Alsacia

          Management Agreement. Under the Revised Management Agreement, subject to the supervision of the Individual General Partners, the Managing General Partner would continue to perform, or arrange for the performance of, the administrative services necessary for the operation of the Partnership. The Managing General Partner has arranged for Palmeri Fund Administrators, Inc. ("PFA") to provide certain administrative services to the Partnership. PFA, which is compensated by the Managing General Partner, assists the Managing General Partner in the provision of administrative services, including, among other things, accounting, financial reporting and maintenance of the accounts and data files of the Limited Partners. The address of PFA is 16-00 Route 208 South, Fair Lawn, New Jersey 07410. The Managing General Partner would also, subject to the overall supervision of the Individual General Partners, continue to provide, or arrange for the provision of, management and investment advisory services in connection with the Partnership's venture capital investments and money market securities portfolio. Furthermore, the Managing General Partner would continue to provide the Partnership with office space, equipment and facilities and such other services as the Managing General Partner, subject to review by the Individual General Partners, from time to time determines to be necessary or useful to perform its obligations under the Revised Management Agreement.

          Management Fee. Pursuant to the Revised Management Agreement, the Partnership would pay the Managing General Partner a management fee, payable quarterly, calculated at the annual rate of two percent (2%) of the lesser of (i) the capital originally contributed to the Partnership by the partners (net of selling commissions and organizational expenses paid by the Partnership), reduced by capital distributed to partners, or (ii) the Partnership's net asset value. For purposes of calculating the management fee pursuant to clause (i) of the immediately preceding sentence, the phrase "capital distributed to partners" relates solely to distributions of capital originally contributed to the Partnership by its partners and not to distributions of capital allocated to partners as a function of the distribution of the profits and losses of the Partnership. To the extent not paid in cash when due, the management fee would accrue and interest thereon at the annual rate of ten percent (10%) would be assessed. The fee to be received by the Managing General Partner under the Revised Management Agreement is identical to that received by the Managing General Partner under the Current Management Agreement. As described below, it is understood that the Managing General Partner proposes to enter into a Sub-Management Agreement with Alsacia, pursuant to which the Managing General Partner would compensate Alsacia for certain management services out of, among other things, the compensation that the Managing General Partner receives under the Revised Management Agreement. For the fiscal years ended December 31, 1995, 1994 and 1993, the management fees payable by the Partnership to the Managing General Partner aggregated $268,000, $361,000 and $379,000, respectively.

          Payment of Expenses. The Revised Management Agreement obligates the Managing General Partner to continue to provide, or arrange for the provision of, management and investment advisory services, to furnish the Partnership with office space, equipment and facilities, and to pay the compensation of all General Partners who are affiliated persons of the Managing General Partner. The Managing General Partner would also continue to bear the administrative and service expenses associated with managing the Partnership's assets, including the expenses incurred in the management of the investments of the Partnership. As is the case under the Current Management Agreement, the Revised Management Agreement provides for the payment by the Partnership of all other expenses incurred in the operation of the Partnership, including, among other things, expenses of portfolio transactions, valuation costs (including the quarterly calculation of net asst value), expenses of printing reports and other documents distributed to Limited Partners, Commission fees, interest, taxes, fees and actual out-of-pocket expenses of General Partners who are not affiliated persons of the Managing General Partner, fees for legal, auditing and consulting services, litigation expenses, costs of printing proxies and other expenses related to meetings of Limited Partners, and other expenses properly payable by the Partnership.

          Sub-Management Agreement. The Managing General Partner proposes to enter into a separate Sub-Management Agreement with Alsacia, pursuant to which Alsacia would, subject to the supervision and control of the Managing General Partner and oversight of the Individual General Partners, make recommendations regarding the Partnership's venture capital investments and, among other things, assist the Managing General Partner in finding, evaluating, structuring, monitoring and liquidating such investments. Alsacia would also provide managerial assistance to the Partnership's portfolio companies as requested by the Managing General Partner. All recommendations made by Alsacia, including, without limitation, those relating to portfolio company acquisitions and dispositions, would be subject to prior approval by the Investment Committee. The Managing General Partner would continue to have the sole authority to make decisions concerning the Partnership's venture capital investments. The Managing General Partner would also continue to have the sole authority for the management of the Partnership's short-term investments. The Sub-Management Agreement provides for the indemnification of Alsacia (including its directors, officers and employees) by the Partnership in connection with the performance of its services under the Sub-Management Agreement. The terms of such indemnification will be identical to the terms of the indemnification presently provided to the Managing General Partner by the Partnership.

          For the services rendered under the Sub-Management Agreement, the Managing General Partner would pay to Alsacia a fee (the "Sub-Manager Management Fee") equal to sixty-seven percent (67%) of the compensation (the "Managing General Partner Fee") received by the Managing General Partner under the Revised Management Agreement. Notwithstanding the foregoing, in no event would the aggregate amount of the Sub-Manager Management Fee and the fee (the "Other Fee") payable to the Sub-Manager pursuant to its sub-management agreement (the "Other Agreement") with the managing general partner of WVP 2: (i) during the first twelve months of the Sub-Management Agreement and the Other Agreement be less than the lesser of (A) $300,000 or (B) the aggregate amount of the Managing General Partner Fee and the Other Fee payable for such period; and (ii) for each successive twelve-month period thereafter, be less than the lesser of (Y) $150,000 or (Z) the aggregate amount of the Managing General Partner Fee and the Other Fee payable for such period. The Sub-Manager Management Fee would be paid to Alsacia quarterly within five days after the payment by the Partnership of the Managing General Partner Fee to the Managing General Partner.

          The Managing General Partner would also pay to Alsacia for services rendered under the Sub-Management Agreement a fee (the "Sub-Manager Venture Capital Fee") equal to sixty-seven percent (67%) of the Venture Capital Fee received from time to time by the Managing General Partner. The Sub-Manager Venture Capital Fee would be paid to Alsacia within five days after the payment by the Partnership of the Venture Capital Fee to the Managing General Partner. Further information concerning the Venture Capital Fee is set forth above under "Description of the Proposed Arrangements with the Managing General Partner and Alsacia -- Compensation Payable to the Managing General Partner."

          Duration and Termination. If the Sub-Manager Proposal is approved by the Limited Partners, the Revised Management Agreement and Sub-Management Agreement would remain in force until two years after the date of the approval by the Limited Partners. Like the Current Management Agreement, each of the Revised Management Agreement and Sub-Management Agreement would continue in effect from year to year thereafter, provided that continuance is approved at least annually by a 1940 Act Majority of Limited Partners or by the General Partners, and that it is also approved, in either event, by a vote of a majority of the Individual General Partners who are not "interested persons" (as such term is defined in the 1940 Act) of the Partnership, cast in person at a meeting called for the purpose of voting on the matter. The agreements are not assignable and may be terminated without penalty on 60 days' written notice at the option of any party thereto or by the Individual General Partners or the vote of the holders of a majority of Units.


Amendment to Management Powers of Managing General Partner

          Paragraph 5.1.2 of the Partnership Agreement sets forth certain provisions with respect to the management powers of the Managing General Partner. Paragraph 5.1.2 provides that the Managing General Partner is granted the exclusive power and authority, subject to the supervision of the General Partners, to manage and control the venture capital investments of the Partnership. In connection with the Sub-Manager Proposal, the General Partners recommend that paragraph 5.1.2 of the Partnership Agreement be amended to authorize the Managing General Partner to retain the services of a sub-manager to assist in the provision of the management and advisory services required to be provided by the Managing General Partner under the Partnership Agreement.

          Paragraph 5.7 of the Partnership Agreement presently provides for the indemnification of the Managing General Partner and its affiliates by the Partnership. In connection with the Sub-Manager Proposal, the Individual General Partners also recommend that paragraph 5.1.2 of the Partnership Agreement be amended to permit the Partnership to similarly indemnify a sub-manager retained by the Managing General Partner. Pursuant to such authority, the Sub-Management Agreement will provide for the indemnification, to the fullest extent permitted by law, of Alsacia and its directors, officers and employees by the Partnership. The terms of such indemnification will be identical to the terms of the indemnification presently provided to the Managing General Partner under the provisions of paragraph 5.7 of the Partnership Agreement.

          As revised, paragraph 5.1.2 will provide as follows (with changes in italics and deletions contained in brackets):

          "5.1.2 The Managing General Partner is hereby granted the exclusive power and authority from time to do the following:

               (a) subject to the supervision of all of the General Partners, to manage and control the venture capital investments of the Partnership, including, but not limited to, the power to make all decisions regarding the Partnership's venture capital investment portfolio and, among other things, to find, evaluate, structure, monitor and liquidate, upon dissolution or otherwise, such investments, to provide, or arrange for the provision of, managerial assistance to those Persons in which the Partnership invests and in connection therewith to enter into, execute, amend, supplement, acknowledge and deliver any and all contracts, agreements or other instruments, including, but not limited to, contracts with one or more banks, trust companies or other investment advisers, including the General Partners and any of their Affiliates, for the performance of such functions, including the investment and reinvestment of all or part of the Partnership's assets, execution of portfolio transactions, and any or all administrative functions;

               (b) subject to the supervision of all of the General Partners, to manage and control the investments of the Partnership in unaffiliated venture capital funds, including, but not limited to, the power to make all decisions regarding such investments, and, among other things, to find, evaluate, structure, monitor and liquidate, upon dissolution or otherwise, such investments; [and]

               (c) to admit Additional Limited Partners to the Partnership in accordance with paragraph 3.3.1; to admit an assignee of a Limited Partner's interest to be a Substituted Limited Partner in the Partnership, pursuant to and subject to the terms of paragraph 8.3, without the consent of any Limited Partner[.]; and

               (d) to retain the services of a sub-manager to assist the Managing General Partner in providing the management and advisory services required to be rendered by the Managing General Partner to the Partnership, provided that the (i) services of any such
                              --------
          sub-manager shall at all times be subject to the supervision and control of the Managing General Partner and (ii) agreement pursuant to which the services of such sub-manager are so retained (which may provide for indemnification of such sub-manager, to the fullest extent permitted by law, by the Partnership in connection with the performance of services thereunder) shall be approved by a "1940 Act Majority" (as such term is defined in the 1940 Act) of Limited Partners and by the General Partners, including a majority of the Independent General Partners.

The grant of exclusive power and authority to the Managing General Partner under this paragraph 5.1.2 in no way limits the rights, powers or authority of the Individual General Partners under this Agreement, the Partnership Act or as otherwise provided by law."

          The Partnership Agreement provides that the General Partners proposing an amendment to the Partnership Agreement must submit an opinion of counsel to the effect that such amendment is permitted by the Limited Partnership Act of the State of Delaware, as amended, and the laws of any other jurisdiction where the Partnership is qualified to do business, will not impair the limited liability of the Limited Partners and will not adversely affect the classification of the Partnership as a partnership for federal income tax purposes. Counsel to the Partnership has delivered a favorable opinion to the Partnership with respect to the foregoing.

                            The General Partners
              Unanimously Recommend That Limited Partners Vote
                    To Approve The Sub-Manager Proposal.


                                 PROPOSAL 2

          The General Partners recommend the approval by the Limited Partners of an amendment to paragraph 3.1.2 of the Partnership Agreement. Paragraph 3.1.2 provides, in pertinent part, that the number of Individual General Partners may range between three (3) and nine (9). The General Partners recommend that paragraph 3.1.2 be amended to provide that the number of Individual General Partners may range between two (2) and nine
(9). The affirmative vote of the holders of a majority of the outstanding Units present in person or by proxy at the Meeting is required for approval of the amendment.

          The General Partners are proposing such amendment as a result of Dr. Taylor's intention to resign from his position as an Individual General Partner effective upon the conclusion of the Meeting. Dr. Taylor has served as an Individual General Partner of each of the Partnership and WVP 2 since their organization in 1987 and 1988, respectively. Dr. Taylor's intention to resign is a result of his decision to completely retire from business activities for health-related reasons. Given the Partnership's long operational history and the high degree of portfolio company investment, the General Partners determined not to endeavor to seek a replacement Individual General Partner to fill the vacancy to be created by Dr. Taylor's resignation.

          As revised, paragraph 3.1.2 will provide as follows (with changes in italics and deletions contained in brackets):

          3.1.2 The number of Individual General Partners shall be fixed from time to time by the General Partners then in office provided, however, that the number of Individual General Partners shall in no event be less than two [three] or more than nine [(except prior to the initial public offering of Units)]. A majority of the General Partners shall at all times be Independent General Partners. If at any time the number of Independent General Partners is less than a majority of the General Partners, within 90 days thereafter action shall be taken pursuant to paragraph 3.1.3 to restore the number of Independent General Partners to a majority of the General Partners.

          The Partnership Agreement provides that the General Partners proposing an amendment to the Partnership Agreement must submit an opinion of counsel to the effect that such amendment is permitted by the Limited Partnership Act of the State of Delaware, as amended, and the laws of any other jurisdiction where the Partnership is qualified to do business, will not impair the limited liability of the Limited Partners and will not adversely affect the classification of the Partnership as a partnership for federal income tax purposes. Counsel to the Partnership has delivered a favorable opinion to the Partnership with respect to the foregoing.

                            The General Partners
              Unanimously Recommend That Limited Partners Vote
                     To Approve The Proposed Amendment
                      To Reduce The Minimum Number of
                        Individual General Partners.


                           ADDITIONAL INFORMATION

          The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice of Special Meeting will be borne by the Partnership. The Partnership will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Units.

          In order to obtain the necessary quorum at the Meeting, the Partnership has retained Tritech to assist in the solicitation of proxies primarily by contacting Limited Partners by telephone, mail and telegram. It is anticipated that the cost of using Tritech to make supplementary solicitation of Limited Partners will be approximately $2,500, plus out-of-pocket expenses.

          The Individual General Partners do not beneficially own any Units. The directors, officers and employees of MVH beneficially own as a group ten Units, or less than one-tenth of one percent of the total Units outstanding. All such Units are beneficially owned by Mr. Sommer.

          The Partnership is not required to hold annual meetings and the General Partners do not expect to call or to hold such meetings. Proposals which Limited Partners wish to present for possible inclusion in a proxy statement and form of proxy for consideration at the next meeting of Limited Partners, when and if such meeting is called, must be received by the Partnership at its principal executive offices in New York, New York within a reasonable time prior to the giving of notice of such meeting.



               By Order of the General Partners


                                   Thomas E. White
                                   A General Partner

Dated:  May __, 1996

                            (FORM OF PROXY CARD)

                       WestMed Venture Partners, L.P.
                             Oppenheimer Tower
                           World Financial Center
                          New York, New York 10281

                    THIS PROXY IS SOLICITED ON BEHALF OF
                           THE GENERAL PARTNERS.


The undersigned hereby appoints Philippe L. Sommer and Howard S. Wachtler, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all units of limited partnership interest of WestMed Venture Partners, L.P. (the "Partnership") held of record by the undersigned on _______, 1996 at the special meeting of the limited partners of the Partnership to be held on June __, 1996 or any adjournment thereof.

          This Proxy when properly executed will be voted in the manner directed herein by the undersigned limited partner. If no direction is made, this Proxy will be voted for Proposals 1 and 2.

          1. To approve a proposal whereby WestMed Venture Management, L.P. (the "Managing General Partner") would retain Alsacia Venture Management Inc., as a sub-manager, to provide services to the Managing General Partner regarding the Partnership's venture capital investments.

          [ ]  For         [ ]  Against          [ ]  Abstain

          2. To approve a proposal whereby paragraph 3.1.2 of the Partnership Agreement would be amended to reduce the minimum number of Individual General Partners from three to two.

          [ ]  For         [ ]  Against          [ ]  Abstain

          3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


Dated: _______________, 1996

x___________________________
     (Signature)

x___________________________
(Signature, if held jointly)

          Please sign exactly as name appears hereon. When units of limited partnership are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

          Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Please mark boxes [ ] or [X].

                            MANAGEMENT AGREEMENT                  Exhibit A


          Management Agreement ("Agreement") made this ____ day of _______, 1996 by and between WESTMED VENTURE PARTNERS, L.P., a Delaware limited partnership (the "Partnership"), and WESTMED VENTURE MANAGEMENT, L.P., a Delaware limited partnership (the "Managing General Partner").

                            W I T N E S S E T H:
                            - - - - - - - - - -

          WHEREAS, the Partnership is a limited partnership organized on February 5, 1987 under the Delaware Revised Uniform Limited Partnership Act pursuant to a Certificate of Limited Partnership and is engaged in business as a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

          WHEREAS, the Managing General Partner is the managing general partner of the Partnership and is engaged principally in rendering management, administrative and investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

          WHEREAS, the Partnership desires to retain the Managing General Partner to render management, administrative and investment advisory services to the Partnership in the manner and on the terms hereinafter set forth; and

          WHEREAS, the Managing General Partner is willing to provide management, administrative and investment advisory services to the Partnership on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Partnership and the Managing General Partner hereby agree as follows:


                                 ARTICLE I
                   Duties of the Managing General Partner

          The Partnership hereby employs the Managing General Partner to act as the managing general partner for the Partnership and to furnish, or arrange for the furnishing of, the management, administrative and investment advisory services described below, subject to the supervision of the individual general partners of the Partnership (the "Individual General Partners"), for the period and on the terms and conditions set forth in this Agreement. The

Managing General Partner hereby accepts such employment and agrees during such period, at its own expense except as otherwise specifically provided in Article II(b) herein, to render, or arrange for the rendering of, such services and to assume the obligations herein set forth for the compensation provided for herein.

          (a) General Management Services. The Managing General Partner shall perform, or arrange for the performance of, the management and administrative services necessary for the operation of the Partnership.
The Managing General Partner shall also perform, or arrange for the provision of, services related to administering limited partners' accounts and handling relations with limited partners. The Managing General Partner shall provide the Partnership with office space, equipment and facilities and such other services as the Managing General Partner, subject to review by the Individual General Partners, shall from time to time determine to be necessary or useful to perform its obligations under this Agreement. The Managing General Partner shall also, on behalf of the Partnership, conduct relations with custodians, depositories, transfer agents, other shareholder service agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed by it to be necessary or desirable. The Managing General Partner shall make reports to the Individual General Partners of its performance of obligations hereunder and shall furnish advice and recommendations with respect to such other aspects of the business and affairs of the Partnership as it shall determine to be desirable.

          (b) Investment Advisory Services With Respect to Venture Capital Investments. Pursuant to the Amended and Restated Agreement of Limited Partnership of the Partnership dated as of July 2, 1987, as amended from time to time (the "Partnership Agreement"), the Managing General Partner is responsible for providing, or arranging for the provision of, investment advisory services in connection with the Partnership's venture capital investments (the "Venture Capital Investments"). The Managing General Partner will provide, or will arrange for the provision of, management services pursuant to this Article I(b) subject always to any restrictions of the Partnership Agreement, the provisions of the Investment Company Act and the statements relating to the Partnership's investment objectives, investment policies and investment restrictions as the same are set forth in the reports filed by the Partnership under the Securities Exchange Act of 1934, as amended.

          (c) Investment Advisory Services with Respect to Other Investments. The Managing General Partner shall provide, or arrange for the provision of, investment advisory services in connection with the money market securities or other non-venture capital investments held by the Partnership (the "Other Investments"). The Managing General Partner shall provide the Partnership with such investment research, advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Other Investments, and shall furnish continuously an investment program for the Other Investments and shall determine from time to time which securities shall be purchased, sold or exchanged and what portion of the assets shall be held in the various money market securities or cash, subject always to any restrictions of the Partnership Agreement, the provisions of the Investment Company Act and the statements relating to the Partnership's investment objectives, investment policies and investment restrictions as the same are set forth in the reports filed by the Partnership under the Securities Exchange Act of 1934, as amended. The Managing General Partner shall also make determinations with respect to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Partnership's Other Investments shall be exercised. Should the Individual General Partners at any time, however, make any determinations with respect to a fixed investment policy and notify the Managing General Partner thereof in writing, the Managing General Partner shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Managing General Partner shall take, on behalf of the Partnership, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities with respect to the Other Investments for the Partnership's account with brokers or dealers selected by it, and to that end, the Managing General Partner is authorized as the agent of the Partnership to give instructions to the custodian of the Partnership as to deliveries of securities and payments of cash for the account of the Partnership. In connection with the selection of such brokers or dealers and the placing of such orders with respect to the Other Investments of the Partnership, the Managing General Partner is directed at all times to seek to obtain execution and price within the policy guidelines determined by the Individual General Partners. Subject to this requirement and the provisions of the Investment Company Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Managing General Partner may select brokers or dealers with which it or the Partnership is affiliated.

                                 ARTICLE II
                     Allocation of Charges and Expenses

          (a) The Managing General Partner. The Managing General Partner assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the Partnership with office space, facilities, equipment and personnel necessary to carry out its obligations hereunder. The Managing General Partner will bear the administrative and service expenses associated with the management of the investments of the Partnership, which the Managing General Partner pursuant to the terms of this Agreement is obligated to provide. The Managing General Partner shall pay all compensation of general partners of the Partnership who are affiliated persons of the Managing General Partner.

          (b) The Partnership. The Partnership assumes and shall pay or cause to be paid all other expenses of the Partnership not expressly assumed by the Managing General Partner including, without limitation: expenses of portfolio transactions, valuation costs (including the quarterly calculation of net asset value), expenses of printing reports and other documents distributed to limited partners, Securities and Exchange Commission fees, interest, taxes, fees and actual out-of-pocket expenses of general partners of the Partnership who are not affiliated persons of the Managing General Partner, fees for legal, auditing and consulting services, litigation expenses, costs of printing proxies and other expenses related to meetings of limited partners, and other expenses properly payable by the Partnership.


                                ARTICLE III
                Compensation of the Managing General Partner

          (a) Management Fee. For the services rendered, the facilities furnished and the expenses assumed by the Managing General Partner, the Partnership shall pay to the Managing General Partner compensation at the annual rate of two percent (2%) of the lesser of (i) an amount equal to the aggregate of the capital originally contributed to the Partnership by the partners (net of selling commissions and organizational expenses which were paid by the Partnership), reduced by distributions of such original capital to the partners, or (ii) the net asset value of the Partnership determined in the manner as set forth in the prospectus for the Partnership. Such fee is payable quarterly. If the Managing General Partner shall serve for less than the whole of any period specified in this Article, the compensation paid to the Managing General Partner shall be prorated. To the extent that the

Partnership does not have cash or readily marketable securities in an amount sufficient to pay the management fee, the Partnership will accrue such fee as a liability and pay the accrued fee at such time as it has sufficient cash available to it. Interest on the amount of the accrued fee will be assessed at the annual rate of ten percent (10%).

          (b) Expense Limitations. In the event the operating expenses of the Partnership, including amounts payable to the Managing General Partner pursuant to Article III(a) hereof, for any fiscal year ending on a date on which this Agreement is in effect exceed any expense limitations applicable to the Partnership imposed by applicable state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Managing General Partner shall reduce its management fee by the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Partnership in the amount of such excess; provided, however to the extent permitted by law, there shall be excluded
- --------  -------
from such expenses the amount of any interest, taxes, portfolio transaction costs and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Partnership. Whenever the expenses of the Partnership exceed a pro rata portion of the applicable annual expense
                     --- ----
limitations, the estimated amount of reimbursement under such limitations shall be applicable as an offset against the quarterly payment of the fee due to the Managing General Partner. Should two or more such expense limitations be applicable as at the end of the last business day of the quarter, that expense limitation which results in the largest reduction in the Managing General Partner's fee shall be applicable.


                                 ARTICLE IV
                          Sub-Management Agreement

          It is understood that the Managing General Partner may enter into a separate sub-management agreement, substantially in the form attached hereto as Annex I (the "Sub-Management Agreement"), with Alsacia Venture Management Inc., a Delaware corporation ("Alsacia"), pursuant to which Alsacia will render certain management services to the Managing General Partner in connection with the Managing General Partner's duties and obligations hereunder regarding Venture Capital Investments and receive from the Managing General Partner compensation for its services out of, among other things, the compensation received hereunder by the Managing General Partner pursuant to Article III.

                                 ARTICLE V
          Limitation of Liability of the Managing General Partner


          As more fully described in paragraph 5.7 of the Partnership Agreement, neither the Managing General Partner nor any of its Affiliates (as such term is defined in the Partnership Agreement) shall be liable, responsible or accountable in damages or otherwise for any loss or damage incurred by reason of any act or omission performed or omitted by the Managing General Partner or such Affiliate in good faith either on behalf of the Partnership or in furtherance of the interests of the Partnership and in a manner reasonably believed by it to be within the scope of authority granted to it by or pursuant to this Agreement, or by the law or by the Consent (as such term is defined in the Partnership Agreement) of the limited partners, provided that the Managing General Partner or such Affiliate was not guilty of negligence, misconduct or any other breach of fiduciary duty with respect to such acts or omissions.


                                 ARTICLE VI
                 Activities of the Managing General Partner

          The services of the Managing General Partner are not deemed to be exclusive, the Managing General Partner being free to render services to others. It is understood that general partners and limited partners of the Partnership are or may become interested in the Managing General Partner, as partners or employees thereof or as directors, officers, employees or shareholders of any partner of the Managing General Partner and that partners or employees of or directors, officers, employees or shareholders of any partner of the Managing General Partner are or may become interested in the Partnership as partners.


                                ARTICLE VII
                 Duration and Termination of this Contract

          This Agreement shall become effective as of the date first above written and shall remain in force for two years from the date hereof, and thereafter but only so long as such continuance is specifically approved at least annually by (i) the general partners of the Partnership, or by the vote of a majority of the outstanding voting securities of the Partnership, and (ii) a majority of those general partners who are not parties to this

Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          This Agreement may be terminated at any time, without the payment of any penalty, by the Individual General Partners or by vote of a majority of the outstanding voting securities of the Partnership, or by the Managing General Partner, in each case on sixty days' written notice to the non-terminating party or parties to this Agreement. This Agreement shall automatically terminate in the event of its assignment.


                                ARTICLE VIII
                        Amendments of this Agreement

          This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with the provisions of the Investment Company Act.


                                 ARTICLE IX
                        Definitions of Certain Terms

          The terms "vote of a majority of the outstanding voting securities", "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.


                                 ARTICLE X
                               Governing Law

          This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                    WESTMED VENTURE PARTNERS, L.P.

                    By:  WestMed Venture Management, L.P.
                           General Partner

                    By:  Medical Venture Holdings, Inc.
                           General Partner

                    By:  __________________________
                         Stephen M. McGrath
                         Vice President


                    WESTMED VENTURE MANAGEMENT, L.P.

                    By:  Medical Venture Holdings, Inc.
                           General Partner

                    By:  __________________________
                         Stephen M. McGrath
                         Vice President

                          SUB-MANAGEMENT AGREEMENT                  Annex I

          Sub-Management Agreement ("Agreement") made this ___ day of ______, 1996 by and between WestMed Venture Management, L.P., a Delaware limited partnership (the "Managing General Partner") and Alsacia Venture Management Inc., a Delaware corporation (the "Sub-Manager"). Capitalized terms used herein which are not otherwise defined shall have the meaning ascribed to them in the Partnership Agreement (as hereinafter defined).

                            W I T N E S S E T H:
                            - - - - - - - - - -

          WHEREAS, WestMed Venture Partners, L.P., a Delaware limited partnership (the "Partnership"), is a limited partnership organized on February 5, 1987 under the Delaware Revised Uniform Limited Partnership Act pursuant to a Certificate of Limited Partnership and is engaged in business as a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act");

          WHEREAS, the Managing General Partner is the managing general partner of the Partnership and is responsible for providing, or for arranging for the provision of, certain management services to the Partnership under an Amended and Restated Agreement of Limited Partnership of the Partnership dated as of July 2, 1987, as amended from time to time (the "Partnership Agreement");

          WHEREAS, the Managing General Partner has entered into a Management Agreement dated _____________, 1996 (the "Management Agreement") with the Partnership pursuant to which the Managing General Partner provides management services to the Partnership;

          WHEREAS, the Sub-Manager has been formed to engage principally in rendering management services in the venture capital area and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended;

          WHEREAS, the Managing General Partner desires to retain the Sub-Manager to render certain management services to the Managing General Partner in connection with the Managing General Partner's duties and obligations under the Management Agreement regarding venture capital investments in the manner and on the terms hereinafter set forth;

          WHEREAS, in connection with the retention of the Sub-Manager by the Managing General Partner to render the aforesaid management services, the Managing General Partner will restaff its existing venture capital investment committee (the "Investment Committee"); and

          WHEREAS, the Sub-Manager is willing to provide such management services on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Managing General Partner and the Sub-Manager hereby agree as follows:


                                 ARTICLE I
                         Duties of the Sub-Manager

          (a) General. The Managing General Partner hereby engages the Sub-Manager to furnish the management services described below, subject to the supervision and control of the Managing General Partner and oversight of the Individual General Partners, for the period and on the terms and conditions set forth in this Agreement. The Sub-Manager hereby accepts such engagement and agrees during such period, at its own expense, except as provided in Article II of the Management Agreement, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Manager will deliver to the Managing General Partner sufficient activity reports and other information to enable the Managing General Partner and the Individual General Partners to assess the adequacy of the management services provided by the Sub-Manager. The Sub-Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Individual General Partners, the Managing General Partner or the Partnership in any way or otherwise be deemed an agent of the Individual General Partners, the Managing General Partner or the Partnership.

          (b) Management Services With Respect to Venture Capital Investments. Subject to the supervision and control of the Managing General Partner and oversight of the Individual General Partners, the Sub-Manager will provide management services in connection with the Partnership's venture capital investments (such investments, which consist of all investments other than "Other Investments" as defined in the Management Agreement, being referred to herein as the "Venture Capital Investments"). In providing such services, the Sub-Manager shall make recommendations regarding Venture Capital Investments and, among other things, assist the Managing General Partner in finding, evaluating, structuring, monitoring and liquidating such investments. The Sub-Manager shall also provide managerial assistance to Venture Capital Investments as requested by the Managing General Partner. The Sub-Manager shall have no authority to implement any recommendation regarding Venture Capital Investments, including, without limitation, those relating to the acquisition or disposition thereof, unless such recommendation shall have been approved by the Investment Committee. The Managing General Partner shall at all times have the sole authority to make decisions concerning Venture Capital Investments. In addition to the foregoing restrictions on its authority, the Sub-Manager will provide management services pursuant to this Agreement subject always to any restrictions of the Partnership Agreement, the provisions of the Investment Company Act and the statements relating to the Partnership's investment objectives, investment policies and investment restrictions as the same are set forth in the reports filed by the Partnership under the Securities Exchange Act of 1934, as amended.

          It is understood that the Managing General Partner performs, or arranges for the provision of, certain administrative services to the Partnership. The Sub-Manager shall use its best efforts to deliver to the Managing General Partner, on a timely basis, all information necessary to enable the Managing General Partner to provide, or arrange for the provision of, such administrative services on a timely and efficient basis.


                                 ARTICLE II
                     Allocation of Charges and Expenses

          The Sub-Manager assumes and shall pay for maintaining the staff, personnel, office space, equipment and facilities and statistical and research services necessary to perform, and assumes and shall pay all travel and entertainment expenses incurred in connection with the performance of, its obligations under this Agreement. The Sub-Manager shall not be required to incur any fees or expenses relating to the retention of consultants and related persons for the purpose of evaluating products or technology (including, without limitation, patents and patentability issues) of any portfolio company or prospective portfolio company of the Partnership. All such consulting fees and expenses shall be payable by the Partnership or the Managing General Partner in a manner consistent with prior practice.

                                ARTICLE III
                      Compensation of the Sub-Manager

          (a) Sub-Manager Management Fee. For the services rendered under this Agreement, the Managing General Partner shall pay to the Sub-Manager a fee (the "Sub-Manager Management Fee") equal to 67% of the compensation (the "WVM 1 Fee") received by the Managing General Partner pursuant to
Article III of the Management Agreement. Notwithstanding the foregoing, in no event shall the aggregate amount of the Sub-Manager Management Fee and the fee payable to the Sub-Manager pursuant to Article III(a) of that certain sub-management agreement of even date herewith (the "Other Agreement") by and between WestMed Venture Management 2, L.P. and the Sub-
Manager: (i) during the first twelve months of this Agreement be less than the lesser of (A) $300,000 or (B) the aggregate amount of the (1) WVM 1 Fee payable for such period and (2) WVM 2 Fee (as such term is defined in the Other Agreement) payable for such period; and (ii) for each successive twelve-month period thereafter be less than the lesser of (Y) $150,000 or
(Z) the aggregate amount of the (1) WVM 1 Fee payable for such period and
(2) WVM 2 Fee (as such term is defined in the Other Agreement) payable for such period. The Sub-Manager Management Fee is payable quarterly to the Sub-Manager within five days after the payment by the Partnership of the WVM 1 Fee to the Managing General Partner. If the Sub-Manager shall serve for less than the whole of any period specified in this Article, the Sub-Manager Management Fee shall be prorated.

          (b) Sub-Manager Venture Capital Fee. For the services rendered under this Agreement, the Managing General Partner, in addition to the Sub-Manager Management Fee, shall pay to the Sub-Manager a fee (the "Sub-Manager Venture Capital Fee") equal to 67% of the compensation (the "Venture Capital Fee") received by the Managing General Partner pursuant to paragraph 5.6.1 of the Partnership Agreement. The Sub-Manager Venture Capital Fee is payable to the Sub-Manager within five days after the payment by the Partnership of the Venture Capital Fee to the Managing General Partner.


                                 ARTICLE IV
                Limitation of Liability of the Sub-Manager;
                     Indemnification of the Sub-Manager

          (a) Limitation of Liability. The Sub-Manager shall not be liable, responsible or accountable in damages or otherwise for any loss or damage incurred by reason of any act or omission performed or omitted by the Sub-Manager in good faith either on behalf of the Partnership or in furtherance of the interests of the Partnership and in a manner reasonably believed by it to be within the scope of authority granted to it by this Agreement or by the law or by the Consent of the Limited Partners, provided that the Sub-Manager was not guilty of negligence, misconduct or any other breach of fiduciary duty with respect to such acts or omissions. As used in this Article IV, the term "Sub-Manager" shall include the Sub-Manager and directors, officers and employees of the Sub-Manager.

          (b) Indemnification of the Sub-Manager by the Partnership. The Partnership, out of its assets, and not out of the assets of the General Partners, shall to the fullest extent permitted by applicable law indemnify and hold harmless the Sub-Manager in the event that the Sub-Manager was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (including any action by or in the right of the Partnership), by reason of any acts or omissions or alleged acts or omissions arising out of the Sub-Manager's activities as the Sub-Manager, if such activities were performed in good faith on behalf of the General Partners and in furtherance of the interests of the Partnership, and in a manner reasonably believed by the Sub-Manager to be within the scope of the authority conferred by this Agreement or by law or by the Consent of the Limited Partners, against losses, damages or expenses for which the Sub-Manager has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Sub-Manager in connection with such action, suit or proceeding, so long as the Sub-Manager was not guilty of negligence, misconduct or any other breach of fiduciary duty with respect to such acts or omissions and, with respect to any criminal action or proceeding, had no reasonable cause to believe its conduct was unlawful, and provided that the satisfaction of any indemnification and any holding harmless shall be from and limited to Partnership assets and no Limited Partner shall have any personal liability on account thereof. Notwithstanding the foregoing, absent a court determination that the Sub-Manager was not liable on the merits or guilty of disabling conduct within the meaning of Section 17(h) of the Investment Company Act, the decision by the Partnership to indemnify the Sub-Manager must be based upon the reasonable determination of independent counsel or non-party Independent General Partners, after review of the facts, that such disabling conduct did not occur. Expenses incurred in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described above shall be paid by the Partnership from time to time in advance prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Sub-Manager that such amount will be paid over by it to the Partnership if it is ultimately determined that the Sub-Manager is not entitled to indemnification under this Article IV(b); provided, however, that (i) the Sub-Manager provides
                    --------  -------
appropriate security for such undertaking, (ii) the Sub-Manager is insured against losses arising out of any such advance payments, or (iii) either a majority of the General Partners who are neither interested persons of the Partnership nor parties to the matter, or independent legal counsel in a written opinion, determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Sub-Manager will be found entitled to indemnification under this
Article IV(b).


                                 ARTICLE V
                       Activities of the Sub-Manager

          The services of the Sub-Manager are not to be deemed to be exclusive, the Sub-Manager and its directors, officers and employees each being free to render services to others (including, without limitation, to one or more portfolio companies of the Partnership) subject to the limitations contained in Article I(a) hereof. Notwithstanding the foregoing, the Sub-Manager shall not provide services to any portfolio company of the Partnership unless the Sub-Manager's arrangements with such portfolio company are on terms and conditions satisfactory to the Managing General Partner, in its sole and absolute discretion, so as to ensure that, among other things, (i) the compensation payable by such portfolio company to the Sub-Manager is for services separate and apart from those provided by the Sub-Manager hereunder and (ii) such portfolio company understands and agrees that the Sub-Manager in providing such services is acting independently and not as an agent for the Partnership or the Managing General Partner). The parties hereto hereby acknowledge that an individual serving as an officer and director of one of the limited partners of the Managing General Partner is interested in the Sub-Manager as a director, officer, employee and shareholder.

                                 ARTICLE VI
                 Duration and Termination of this Agreement

          This Agreement shall become effective as of the date first above written and shall remain in force until ______, 1998 and thereafter, but only so long as such continuance is specifically approved at least annually by (i) the Individual General Partners of the Partnership, or by the vote of a majority of the outstanding voting securities of the Partnership, and
(ii)
a majority of those General Partners who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

          This Agreement may be terminated at any time, without the payment of any penalty, by the Individual General Partners or by vote of a majority of the outstanding voting securities of the Partnership, or by the Sub-Manager, in each case on sixty days' written notice to non-terminating parties to this Agreement. This Agreement shall automatically terminate in the event of its assignment.


                                ARTICLE VII
                        Amendments of this Agreement

          This Agreement may be amended by the parties only if such amendment is specifically approved in accordance with the provisions of the Investment Company Act.


                                ARTICLE VIII
                        Definitions of Certain Terms

          The terms "vote of a majority of the outstanding voting securities", "assignment" and "interested person", when used in this Agreement, shall have the respective meanings specified in the Investment Company Act.


                                 ARTICLE IX
                               Governing Law

          This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.


                         WestMed Venture Management, L.P.

                         By:  Medical Venture Holdings, Inc.
                               General Partner

                              By:______________________________
                                 Name:  Stephen M. McGrath
                                 Title: Vice President


                         Alsacia Venture Management Inc.


                              By:______________________________
                                 Name:  Philippe L. Sommer
                                 Title: President


The Partnership hereby agrees to
be bound by all of the terms and
conditions relating to and
obligations imposed upon the
Partnership under Articles II
and IV of this Agreement as if
the Partnership were a named
party hereto.


WestMed Venture Partners, L.P.

By: WestMed Venture Management, L.P.
     Managing General Partner

By: Medical Venture Holdings, Inc.
     General Partner


By:______________________________
   Name:  Stephen M. McGrath
   Title: Vice President